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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported):  November 30, 2001
                               THE IT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        1-09037                 33-0001212
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



         2790 Mosside Boulevard
        Monroeville, Pennsylvania                                 15146-2792
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (412) 372-7701

                                      None

         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     The Registrant announced today that its Board of Directors did not declare the quarterly dividend payable December 31, 2001 on its 7% Cumulative Convertible Exchangeable Preferred Stock (NYSE:ITXpr). The Company also announced that it will not pay the August 20, 2001 and November 20, 2001 quarterly dividends on the Company's 6% Cumulative Convertible Participating Preferred Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                              Description

99.1 Press Release, dated November 30, 2001, announcing the non-payment of dividends on its 7% Cumulative Convertible Exchangeable Preferred Stock and its 6% Cumulative Convertible Participating Preferred Stock

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE IT GROUP, INC.
Date:   November 30, 2001
                                       By: /s/ James M. Redwine
                                           -------------------------------------
                                           James M. Redwine
                                           Vice President,
                                           Senior Corporate Counsel and
                                           Assistant Secretary

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                                 Exhibit Index


Exhibit No.                             Description

99.1 Press Release, dated November 30, 2001, announcing the non-payment of dividends on its 7% Cumulative Convertible Exchangeable Preferred Stock and its 6% Cumulative Convertible Participating Preferred Stock


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